UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 5, 2007

MOVENTIS CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-29285	52-2058364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1959-152nd. Street - Suite 304 - White Rock, BC V4A-9P3
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  604-535-3900

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On June 5, 2007, Moventis Capital, Inc. issued a news release stating that PTL Electronics Ltd. has received an additional US$1.2 million in purchase orders, bringing the total purchase orders received from this customer, a leading developer of media networks, to US$4.8 million in the past nine (9) months.  A copy of the news release is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description
EX 99.1	News release of Moventis Capital Inc., dated June 5, 2007 regarding the receipt of US $1.2 million in purchase orders for PTL Electronics.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVENTIS CAPITAL, INC.
Date: June 5, 2007	By:	/s/ Blake Ponuick
Blake Ponuick Chief Executive Officer